UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 8, 2013 (November 7, 2013)

AFFINION GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-173105	16-1732155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

AFFINION GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133895	16-1732152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 High Ridge Park

Stamford, CT 06905

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Affinion Group Holdings, Inc., a Delaware corporation (“Holdings”), and Affinion Group, Inc., a Delaware corporation (“AGI,” and together with Holdings, the “Company”), with the Securities and Exchange Commission on November 7, 2013 (the “Original Report”), solely to correct two inadvertent errors that were contained in Item 1.01 and Item 7.01, respectively, of the Original Report. Except as specifically amended herein, the Original Report remains unchanged, and all capitalized terms used but not defined herein have the meanings contained in the Original Report.

Item 1.01 Entry into a Material Definitive Agreement.

In the description of the Support Agreement, the Original Report incorrectly stated that the Company entered into the Support Agreement on November 7, 2013 with certain holders, which collectively held, as of such date, approximately $182 million (51%) aggregate principal amount of Existing Holdings Notes and approximately $246 million (76%) aggregate principal amount of Existing AGI Notes. The correct statement is that the certain holders held, as of such date, approximately $182 million (51%) aggregate principal amount of Existing AGI Notes and approximately $246 million (76%) aggregate principal amount of Existing Holdings Notes.

The press release referenced under Item 8.01 of the Original Report and filed as Exhibit 99.2 to the Original Report correctly stated the holdings of the parties to the Support Agreement.

Item 7.01 Regulation FD Disclosure.

In the description of the New Holdings Notes under the heading “Summary of the New Holdings Notes, the New Investments Notes and the Extended AGI Notes—Certain Terms of the New Holdings Notes, the New Investments Notes and the Extended AGI Notes,” the Original Report incorrectly stated that interest on the New Holdings Notes shall be required to be paid in cash if immediately after giving effect to such interest payment, on a pro forma basis, the Consolidated Leverage Ratio (as defined in the Extended AGI Note Agreement) of AGI is less than or equal to 5.0:1.0. The correct statement is that interest on the New Holdings Notes shall be required to be paid in cash if immediately after giving effect to such interest payment, on a pro forma basis, the Adjusted Consolidated Leverage Ratio (as defined in the Extended AGI Note Agreement) of AGI is less than or equal to 5.0:1.0.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINION GROUP HOLDINGS, INC.

Date: November 8, 2013	By:	/s/ Mark G. Gibbens
		Name:	Mark G. Gibbens
		Title:	Executive Vice President and Chief Financial Officer

AFFINION GROUP, INC.

Date: November 8, 2013	By:	/s/ Mark G. Gibbens
		Name:	Mark G. Gibbens
		Title:	Executive Vice President and Chief Financial Officer

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